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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      November 18, 2004
                                                -------------------------------

                                   ONEIDA LTD.
             (Exact name of Registrant as specified in its charter)


      NEW YORK                           1-5452               15-0405700
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(State or other jurisdiction          (Commission          (I.R.S. Employer
      of incorporation)               File Number)       Identification Number)

163-181 KENWOOD AVENUE, ONEIDA, NEW YORK                        13421
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   (315) 361-3000
                                                  -----------------------------

Former name or former address, if changed since last report        N/A
                                                           --------------------








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ITEM 8.01. OTHER EVENTS

           The information required by this Item is incorporated by reference to a press release dated November 18, 2004, which is attached as an exhibit to this Form


ITEM 9.01. FINANCIAL STATEMENTS & EXHIBITS.

           (c.) Exhibits

                EXHIBIT 99.1 Press Release dated November 18, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ONEIDA LTD.

                                  By: /s/ PETER J. KALLET
                                      ----------------------
                                           Peter J. Kallet
                                           Chairman of the Board, President &
                                           Chief Executive Officer


Dated: November 22, 2004